UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                      November 21, 2002 (November 19, 2002)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                                0-21419                 25-2753988
----------------------------    ------------------------     ------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                           Identification No.)

                            1010 Northern Boulevard
                           Great Neck, New York 11021

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 829-4343

                       Index to Current Report on Form 8-K
                            of clickNsettle.com, Inc.
                                November 21, 2002


Item                                                                      Page
----                                                                      ----

Item 5.    Other Events                                                    3

           Signatures                                                      4

Item 5.  Other Events.

On November 19, 2002, clickNsettle.com, Inc. ("the Company") received a letter from Nasdaq Listing Qualifications ("Nasdaq Staff") indicating that the Company is not in compliance with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity (new requirement effective November 1, 2002) or a market value of listed securities of $35,000,000 or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

Nasdaq Staff is therefore reviewing the Company's eligibility for continued listing on The Nasdaq SmallCap Market and has requested that the Company provide to them its specific plan to achieve and sustain compliance with all Nasdaq SmallCap Market listing requirements on or before December 4, 2002. If, after the conclusion of their review, Nasdaq Staff determines that the Company's plan does not adequately address the issues noted, Nasdaq Staff will provide written notification that the Company's securities will be delisted. At that time, the Company may appeal Nasdaq's determination to a Listing Qualifications Panel. The Company is in the process of evaluating its options on how to proceed. However, there can be no assurance the Panel will grant the Company's request for continued listing.

Previously, on September 25, 2002, the Company received a letter from the Nasdaq Staff that its common stock had failed to maintain a minimum market value of publicly held shares of $1,000,000. As a result, the Company has been provided 90 calendar days, or until December 24, 2002, to regain compliance. Additionally, on November 6, 2002, the Company received a letter from the Nasdaq Staff that its common stock had failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days. As a result, the Company has been provided 180 calendar days, or until May 5, 2003, to regain compliance.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


        clickNsettle.com, Inc.


        By: /s/ Roy Israel

        Name:  Roy Israel
        Title: Chief Executive Officer and President


        By: /s/ Patricia Giuliani-Rheaume

        Name:  Patricia Giuliani-Rheaume
        Title: Chief Financial Officer and Vice President


Date: November 21, 2002